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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL ___, 2002

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


                TEXAS                                 0-10068                              76-0566682
     (State or other jurisdiction                (Commission File                       (I.R.S. Employer
          of incorporation)                           Number)                         Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On April 9, 2002, ICO, Inc. announced that it had entered into a $25 million revolving credit facility with Congress Financial Corporation (Southwest), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release is also attached to this Current Report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         Exhibit               Description

         10.1 Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc., Wedco, Inc. and Bayshore Industrial, Inc., as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, and Congress Financial Corporation (Southwest), as Lender.

         99.1                  Press Release dated April 9, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ICO, INC.

Date:  April 10, 2002

                              By:      /s/ Christopher O'Sullivan
                                 -----------------------------------------------
                              Name:    Christopher N. O'Sullivan
                              Title:   Vice Chairman and Chief Financial Officer


                              By:      /s/ Jon C. Biro
                                 -----------------------------------------------
                              Name:    Jon C. Biro
                              Title:   Senior Vice President, Chief Accounting
                                       Officer and Treasurer


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                                  EXHIBIT INDEX

         Exhibit
         Number                Description
         ------                -----------

         10.1 Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc., Wedco, Inc. and Bayshore Industrial, Inc., as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, and Congress Financial Corporation (Southwest), as Lender.

         99.1                  Press Release dated April 10, 2002.